                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MAY 28, 1997
                        (date of earliest event reported)

                      BANK OF AMERICA NATIONAL ASSOCIATION
             (Exact name of registrant as specified in its charter)



         U.S.A.                    333-4152               86-0645265
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification number)


1825 East Buckeye Road
Phoenix, Arizona                                             85034
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)


                                 (602) 597-3738
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT


Items 1-4.        Not Applicable.

Item 5.           Not Applicable.

Item 6.           Not Applicable.

Item 7.           Exhibits.

                  The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4.

                  Exhibit 20.1 Amended Monthly Payment Instructions and Notification to the Trustee, dated as of March 31, 1997

                  Exhibit 20.2      Amended Monthly Series 1996-A
                                    Certificateholders' Statement, dated as of
                                    March 31, 1997

                  Exhibit 20.3 Amended Schedule to Monthly Servicer's Certificate, dated as of March 31, 1997

                  Exhibit 20.4 Amended Monthly Servicer's Certificate, dated as of March 31, 1997


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BANK OF AMERICA NATIONAL ASSOCIATION

                                    Transferor and Servicer


                                    By:________________________________________
                                           Name:  Margaret A. Sprude
                                           Title: SVP & Chief Financial Officer


Date:  May 28, 1997
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                                INDEX TO EXHIBITS


Exhibit
Number                     Exhibit Description
------                     -------------------
20.1                       Amended Monthly Payment Instructions and
                           Notification to the Trustee, dated as of March 31,
                           1997

20.2                       Amended Monthly Series 1996-A Certificateholders'
                           Statement, dated as of March 31, 1997

20.3 Amended Schedule to Monthly Servicer's Certificate, dated as of March 31, 1997

20.4                       Amended Monthly Servicer's Certificate, dated as of
                           March 31, 1997